UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 4, 2021 (April 28, 2021)
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue,	St. Louis,	Missouri	63105
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 28, 2021 (the “2021 Annual Meeting”). The following matters were submitted to a vote at the 2021 Annual Meeting and the voting results are as follows:

1. Election of Directors: The twelve nominees named in the Company’s 2021 Proxy Statement were elected to serve a one-year term expiring in 2022 or until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael A. DeCola	22,109,934	800,073	2,541,852
John S. Eulich	22,175,709	734,298	2,541,852
Robert E. Guest, Jr.	22,106,558	803,449	2,541,852
James M. Havel	22,713,416	196,591	2,541,852
Judith S. Heeter	22,652,143	257,864	2,541,852
Michael R. Holmes	22,708,366	201,641	2,541,852
Nevada A. Kent, IV	22,854,772	55,235	2,541,852
James B. Lally	22,319,242	590,765	2,541,852
Richard M. Sanborn	22,176,722	733,285	2,541,852
Anthony R. Scavuzzo	22,871,983	38,024	2,541,852
Eloise E. Schmitz	22,855,051	54,956	2,541,852
Sandra A. Van Trease	22,108,420	801,587	2,541,852

2. Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal year 2021 was ratified as follows:

Votes For	Votes Against	Abstain
24,740,762	707,126	3,971

3. Approval of an Amendment to the Enterprise Financial Services Corp Amended and Restated 2018 Stock Incentive Plan to Increase the Number of Shares Available for Award. The proposal to approve this amendment was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,699,689	1,084,585	125,733	2,541,852

4. Advisory (Non-Binding) Vote to Approve Executive Compensation. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,243,695	397,421	268,891	2,541,852

5. Advisory (Non-Binding) Vote on the Frequency of the Advisory Vote on Executive Compensation. The proposal to approve, on an advisory basis, the frequency of the advisory vote on compensation of the Company's named executive officers, as described in the Proxy Statement, was approved by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,198,264	316,409	1,160,933	234,401	2,541,852

Based on the results of this vote, and consistent with the recommendation of the Company’s Board of Directors, the Company intends to include an advisory shareholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of named executive officers, which will occur no later than our Annual Meeting in 2027.

No other matters were considered and voted on by the stockholders at the 2021 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

104    The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 4, 2021	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer